SUMMARY PROSPECTUS August 31, 2021

AB Municipal Income Shares

Ticker: MISHX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2021, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, reports to shareholders and other information about the Fund, go to https://www.abfunds.com/go/MIS, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s reports to shareholders are also available at www.abfunds.com/go/ABMIS.

PRO-0111-MISH-0821

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you have specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221-5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(a)	0.00%

Other Expenses:
Interest Expense	0.07%

Total Other Expenses	0.07%

Total Annual Fund Operating Expenses(b)	0.07%

(a)

The Fund does not pay an advisory fee to AllianceBernstein L.P. (the “Adviser”) under the advisory agreement between AB Corporate Shares, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program or other similar fee-based investment program sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory and administrative and other similar services for compensation and (ii) institutional advisory clients of the Adviser. Such investors pay a wrap fee, advisory fee or other fee that covers advisory and administrative and other similar services, which fee is paid at the wrap fee program or fee-based account level. Participants in a wrap fee program or other similar fee-based investment program should review the program brochure or literature provided by the sponsor for a discussion of fees and expenses charged.

(b)

Under the Advisory Agreement, the Adviser is contractually responsible for and assumes the obligation for payment of the Fund’s expenses included as “Other Expenses” of the Fund, except certain extraordinary expenses, taxes, brokerage fees and commissions and the costs of borrowing money and other leveraging methods, including interest expenses. This obligation will continue in effect for so long as the Adviser serves as the investment adviser to the Fund pursuant to the Advisory Agreement.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$7

After 3 Years	$23

After 5 Years	$40

After 10 Years	$90

*	The Examples do not include any fees paid at the wrap fee program or fee-based account level.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in:

•	tender option bond transactions (“TOBs”);

•	forward commitments;

•	zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities;

•	certain types of mortgage-related securities; and

•	derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

PRINCIPAL RISKS:

•

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

•

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

•

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

•

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over the life of the Fund; and

•	how the Fund’s average annual returns for one year, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account charges associated with a separate account or wrap fee program or other investment program. If such charges were included, an investor’s return would be lower. The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

Through June 30, 2021, the year-to-date unannualized return for the Fund’s shares was 5.60%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 6.74%, 2nd quarter, 2011; and Worst Quarter was down -7.34%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Fund	6.23%	5.87%	7.65%
Return After Taxes on Distributions	6.15%	5.82%	7.59%
Return After Taxes on Distributions and Sales of Fund Shares	5.13%	5.38%	7.06%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.21%	3.91%	4.63%

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Terrance T. Hults	Since 2010	Senior Vice President of the Adviser

Matthew J. Norton	Since 2016	Senior Vice President of the Adviser

Andrew D. Potter	Since 2020	Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

You may purchase shares of the Fund at the relevant NAV without a sales charge or other fee.

Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program or other similar fee-based investment program sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory and administrative and other similar services for compensation and (ii) institutional advisory clients of the Adviser.

There are no maximum or minimum investment requirements.

You may sell (redeem) your shares through your registered investment adviser or broker-dealer on any day the New York Stock Exchange is open.

TAX INFORMATION

The Fund may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Fund anticipates that substantially all of its income dividends will be exempt from regular federal income tax. A portion of the Fund’s distributions may be subject to the federal AMT.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRO-0111-MISH-0821